Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	280,492.62
Total Transaction Valuation	2,031,083,382.00
Total Offset Amount	0.00
Net Fee	$ 280,492.62